UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): March 6, 2017

Communications Systems, Inc.

(Exact name of Registrant as Specified in its Charter)

Minnesota

(State Or Other Jurisdiction Of Incorporation)

001-31588	41-0957999
(Commission File Number)	(I.R.S. Employer Identification No.)

10900 Red Circle Drive
Minnetonka, MN	55343
(Address Of Principal Executive Offices)	(Zip Code)

  (952) 996-1674

Registrant’s Telephone Number, Including Area Code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 2.02 Results of Operations and Financial Condition

Results for the Quarter and Year ended December 31, 2016

On March 7, 2017, Communications Systems, Inc. (the “Company”) issued a press release announcing its results for the fourth quarter and year ended December 31, 2016. A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K. The information provided pursuant to Item 2.02 of this Form 8-K is being furnished and is not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934.

Item 4.01 Changes in Registrant’s Certifying Accountant

The Audit and Finance Committee (“Committee’) of the Company’s Board of Directors recently conducted a process to select the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017. This Committee has sole authority and responsibility for the selection, engagement and dismissal of the Company’s independent registered public accounting firm. The Committee invited several public accounting firms to participate in this process, including Deloitte & Touche LLP, the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2016.

As a result of this selection process, on March 6, 2017, the Committee (i) notified Deloitte & Touche LLP that it would be dismissed as the Company’s independent registered public accounting firm upon Deloitte’s completion of the audit of the Company’s financial statements for the fiscal year ended December 31, 2016 and (ii) engaged Baker Tilly Virchow Krause, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017, subject to completion of its standard client acceptance procedures.

During the two fiscal years ending December 31, 2015 and 2016, and the subsequent interim period through March 6, 2017, the Company had no disagreements with Deloitte & Touche LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Deloitte & Touche LLP, would have caused Deloitte & Touche LLP to refer to the subject matter of the disagreement in its reports on the Company’s financial statements for these years. Further, during these two years and the subsequent interim period through March 6, 2017, there have been no reportable events, as defined in Item 304(a)(1)(v) of Regulation S-K. Finally, neither of the Deloitte & Touche LLP reports on the Company’s audited financial statements for these two years (i) contained an adverse opinion or disclaimer of opinion, or (ii) was qualified or modified as to uncertainty, audit scope or accounting principles.

The Company requested that Deloitte & Touche LLP furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not Deloitte & Touche LLP agrees with these statements. A copy of this letter, dated March 10, 2017, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

During the fiscal years ended December 31, 2015 and 2016 and the subsequent interim period through March 6, 2017, the Company did not consult with Baker Tilly Virchow Krause, LLP regarding any matters described in Item 304(a)(2)(i) or (ii) of Regulation S-K.

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Item 9.01	Financial Statement and Exhibits.

(d) Exhibits

No.	Description
16.1	Letter dated March 10, 2017 from Deloitte & Touche LLP to the Securities and Exchange Commission.
99.1	Communications Systems, Inc. Press Release dated March 7, 2017 announcing results for the fourth quarter and year ended December 31, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COMMUNICATIONS SYSTEMS, INC.

By:	/s/ Mark Fandrich
Chief Financial Officer

Date: March 10, 2017

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